------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) February 28, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2003, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2003-4, Mortgage Pass-Through Certificates, Series 2003-4).


                                   CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103029               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On February 28, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-4.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 21, 2003 and the Prospectus Supplement dated February 25, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-4.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES, GROUP 1

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------
California                     853           $ 399,987,078.06        65.45%
Colorado                        38           $  14,410,788.05         2.36%
Florida                         43           $  17,562,587.29         2.87%
Massachusetts                   28           $  12,722,183.73         2.08%
New Jersey                      42           $  15,276,156.21         2.50%
New York                        47           $  16,068,678.34         2.63%
Washington                      38           $  15,591,587.67         2.55%
Other (less than 2%)           304           $ 119,514,922.50        19.56%
                              -------------------------------------------------
                              1393           $ 611,133,981.85       100.00%

----------
(1) The Other row in the preceding table includes 34 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.085% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
660-699                        196           $  82,827,655.82        13.55
700-719                        258           $ 107,052,936.17        17.52
720 and Above                  939           $ 421,253,389.86        68.93
                              -------------------------------------------------
                              1393           $ 611,133,981.85       100.00

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 738.68.

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
2-4 Units                       11           $   5,762,100.00         0.94%
Hi-rise Condominium              6           $   3,011,666.84         0.49%
Low-rise Condominium            43           $  19,601,646.30         3.21%
Planned Unit Development       301           $ 130,591,177.03        21.37%
Single Family Residence       1032           $ 452,167,391.68        73.99%
                              -------------------------------------------------
                              1393           $ 611,133,981.85       100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
     5.500                       1           $     384,155.25         0.06%
     5.625                       3           $   1,222,600.00         0.20%
     5.750                      10           $   4,193,981.34         0.69%
     5.875                      96           $  37,280,446.08         6.10%
     5.990                       1           $     212,800.00         0.03%
     6.000                     284           $ 125,874,262.75        20.60%
     6.110                       1           $     450,000.00         0.07%
     6.125                     254           $ 113,075,133.87        18.50%
     6.225                       1           $     350,000.00         0.06%
     6.250                     270           $ 121,109,042.57        19.82%
     6.350                       1           $     398,050.00         0.07%
     6.375                     232           $ 103,690,477.52        16.97%
     6.500                     133           $  56,461,429.96         9.24%
     6.505                       1           $     332,400.00         0.05%
     6.555                       1           $     457,000.00         0.07%
     6.605                       1           $     352,800.00         0.06%
     6.610                       1           $     369,000.00         0.06%
     6.625                      43           $  19,466,819.71         3.19%
     6.725                       2           $     757,150.00         0.12%
     6.750                      20           $   8,224,720.02         1.35%
     6.875                      16           $   7,588,975.29         1.24%
     7.000                       7           $   2,818,329.91         0.46%
     7.125                       2           $     923,219.76         0.15%
     7.250                       4           $   1,575,540.72         0.26%
     7.375                       3           $   1,140,234.86         0.19%
     7.500                       3           $   1,647,694.64         0.27%
     7.750                       2           $     777,717.60         0.13%
                              -------------------------------------------------
                              1393           $ 611,133,981.85       100.00%

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.234% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.238% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Cash-Out Refinance             311           $ 121,607,306.68        19.90%
Purchase                       362           $ 159,251,242.49        26.06%
Rate/Term Refinance            720           $ 330,275,432.68        54.04%
                              -------------------------------------------------
                              1393           $ 611,133,981.85       100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
50.00 or Less                  145           $  66,940,439.82        10.95%
50.01 to 55.00                  69           $  28,778,729.84         4.71%
55.01 to 60.00                  80           $  36,737,008.24         6.01%
60.01 to 65.00                 107           $  47,583,585.16         7.79%
65.01 to 70.00                 205           $  90,619,289.30        14.83%
70.01 to 75.00                 226           $ 103,245,111.48        16.89%
75.01 to 80.00                 515           $ 219,380,379.77        35.90%
80.01 to 85.00                   3           $   1,081,500.00         0.18%
85.01 to 90.00                  27           $  10,853,038.67         1.78%
90.01 to 95.00                  15           $   5,426,462.33         0.89%
95.01 to 100.00                  1           $     488,437.24         0.08%
                              -------------------------------------------------
                              1393           $ 611,133,981.85       100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 68.89%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Investment                       6           $   2,516,257.89         0.41%
Owner Occupied                1356           $ 594,071,681.13        97.21%
Second/Vacation Home            31           $  14,546,042.83         2.38%
                              -------------------------------------------------
                              1393           $ 611,133,981.85       100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage                 Number of     Aggregate Principal  Percent of
Loan Amount                   Mortgage Loans   Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------
$100,000.01 -   $150,000.00           5        $     750,000.00         0.12%
$150,000.01 -   $200,000.00          65        $  11,406,346.48         1.87%
$200,000.01 -   $250,000.00          41        $   9,340,334.92         1.53%
$250,000.01 -   $300,000.00          20        $   5,484,182.12         0.90%
$300,000.01 -   $350,000.00         177        $  58,746,912.35         9.61%
$350,000.01 -   $400,000.00         345        $ 129,878,805.62        21.25%
$400,000.01 -   $450,000.00         233        $  99,224,359.46        16.24%
$450,000.01 -   $500,000.00         168        $  80,101,033.89        13.11%
$500,000.01 -   $550,000.00          91        $  47,854,487.28         7.83%
$550,000.01 -   $600,000.00          72        $  41,387,343.34         6.77%
$600,000.01 -   $650,000.00          92        $  58,389,761.21         9.55%
$650,000.01 -   $700,000.00          12        $   8,057,305.85         1.32%
$700,000.01 -   $750,000.00          17        $  12,427,239.30         2.03%
$750,000.01 - $1,000,000.00          55        $  48,085,870.03         7.87%
                              -------------------------------------------------
                                   1393        $ 611,133,981.85       100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $438,718.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms              Number of      Aggregate Principal    Percent of
to Maturity (months)      Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
        360                   1110           $ 494,655,521.87        80.94%
        359                    131           $  57,176,624.36         9.36%
        358                     51           $  21,046,038.27         3.44%
        357                     31           $  10,777,165.40         1.76%
        356                      9           $   3,443,030.24         0.56%
        355                      6           $   2,545,123.49         0.42%
        354                      2           $     772,791.85         0.13%
        352                      2           $   1,038,809.39         0.17%
        350                      1           $     360,565.86         0.06%
        348                      1           $     346,009.05         0.06%
        343                      1           $     327,043.77         0.05%
        342                      2           $     692,678.08         0.11%
        337                      1           $     360,781.40         0.06%
        336                      1           $     355,658.18         0.06%
        300                      2           $     740,200.00         0.12%
        299                      1           $     364,522.01         0.06%
        297                      1           $     677,945.30         0.11%
        240                     35           $  13,671,210.00         2.24%
        239                      4           $   1,447,386.55         0.24%
        187                      1           $     334,876.78         0.05%
                              -------------------------------------------------
                              1393           $ 611,133,981.85       100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 356 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------
California                       75           $ 37,324,634.28        41.16%
Colorado                          6           $  2,746,611.11         3.03%
Florida                           7           $  3,135,537.26         3.46%
Maryland                          7           $  3,315,560.97         3.66%
Massachusetts                     6           $  2,621,933.84         2.89%
Michigan                          5           $  2,349,546.08         2.59%
New York                          7           $  2,881,161.99         3.18%
Ohio                              5           $  2,483,653.96         2.74%
Pennsylvania                      6           $  2,837,107.95         3.13%
Texas                             5           $  2,077,522.22         2.29%
Virginia                          8           $  3,484,811.47         3.84%
Washington                        5           $  2,281,200.00         2.52%
Wisconsin                         4           $  1,828,044.53         2.02%
Other (less than 2%)             43           $ 21,311,788.17        23.50%
                                -----------------------------------------------
                                189           $ 90,679,113.83       100.00%

-------------
(1) The Other row in the preceding table includes 24 other states and the District of Columbia with under 2.00% concentration individually. No more than approximately 1.944% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
660-699                          33           $ 16,621,227.64        18.33
700-719                          20           $  9,982,007.70        11.01
720 and Above                   136           $ 64,075,878.49        70.66
                                -----------------------------------------------
                                189           $ 90,679,113.83       100.00

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 740.04.

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
Hi-rise Condominium               1           $    500,000.00         0.55%
Low-rise Condominium              8           $  4,145,856.49         4.57%
Planned Unit Development         39           $ 18,024,815.05        19.88%
Single Family Residence         141           $ 68,008,442.29        75.00%
                                -----------------------------------------------
                                189           $ 90,679,113.83       100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
     5.250                        7           $  3,955,106.98         4.36%
     5.375                       21           $ 10,492,661.29        11.57%
     5.500                       32           $ 15,862,258.20        17.49%
     5.625                       29           $ 14,085,205.17        15.53%
     5.750                       40           $ 19,721,133.15        21.75%
     5.875                       48           $ 21,432,924.86        23.64%
     6.000                        8           $  3,328,541.06         3.67%
     6.125                        2           $    864,741.23         0.95%
     6.375                        1           $    521,481.89         0.58%
     7.125                        1           $    415,060.00         0.46%
                                -----------------------------------------------
                                189           $ 90,679,113.83       100.00%

------------------
(1) As of the cut-off date, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.674% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
Cash-Out Refinance               62           $ 28,036,348.23        30.92%
Purchase                         16           $  7,542,750.51         8.32%
Rate/Term Refinance             111           $ 55,100,015.09        60.76%
                                -----------------------------------------------
                                189           $ 90,679,113.83       100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
50.00 or Less                    32           $ 16,000,776.86        17.65%
50.01 to 55.00                   12           $  5,314,147.09         5.86%
55.01 to 60.00                   20           $  9,834,018.81        10.84%
60.01 to 65.00                   22           $ 11,689,850.16        12.89%
65.01 to 70.00                   22           $ 10,520,904.95        11.60%
70.01 to 75.00                   31           $ 13,897,301.51        15.33%
75.01 to 80.00                   48           $ 22,642,114.45        24.97%
85.01 to 90.00                    1           $    381,000.00         0.42%
90.01 to 95.00                    1           $    399,000.00         0.44%
                                -----------------------------------------------
                                189           $ 90,679,113.83       100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 64.27%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time or origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of       Aggregate Principal     Percent of
Occupancy Types           Mortgage Loans    Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------
Owner Occupied                  183           $ 87,760,556.44        96.78%
Second/Vacation Home              6           $  2,918,557.39         3.22%
                                -----------------------------------------------
                                189           $ 90,679,113.83       100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage               Number of      Aggregate Principal   Percent of
Loan Amounts                 Mortgage Loans   Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
$300,000.01 -   $350,000.00       20           $  6,792,037.43         7.49%
$350,000.01 -   $400,000.00       45           $ 17,049,113.59        18.80%
$400,000.01 -   $450,000.00       36           $ 15,337,864.99        16.91%
$450,000.01 -   $500,000.00       30           $ 14,490,505.97        15.98%
$500,000.01 -   $550,000.00       16           $  8,388,481.11         9.25%
$550,000.01 -   $600,000.00        8           $  4,612,403.98         5.09%
$600,000.01 -   $650,000.00       20           $ 12,550,793.19        13.84%
$650,000.01 -   $700,000.00        1           $    700,000.00         0.77%
$700,000.01 -   $750,000.00        4           $  2,902,000.00         3.20%
$750,000.01 - $1,000,000.00        9           $  7,855,913.57         8.66%
                                 ----------------------------------------------
                                 189           $ 90,679,113.83       100.00%

------------------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $479,784.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms           Number of        Aggregate Principal     Percent of
to Maturity (months)   Mortgage Loans      Balance Outstanding     Loan Group 2
--------------------------------------------------------------------------------
        180                  118            $ 57,546,759.63          63.46%
        179                   45            $ 21,126,468.70          23.30%
        178                   20            $  8,854,463.00           9.76%
        177                    3            $  1,602,883.63           1.77%
        175                    1            $    434,406.98           0.48%
        165                    1            $    521,481.89           0.58%
        120                    1            $    592,650.00           0.65%
                             --------------------------------------------------
                             189            $ 90,679,113.83         100.00%

------------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 179 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  March 14, 2003



                                        5